UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2011

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 30, 2011, AeroGrow International, Inc. (the “Company”) and Pawnee Properties, LLC (“Pawnee”) executed a Third Addendum (the “Third Addendum”) to the lease agreement between the parties dated July 27, 2006 (the “Lease”), pursuant to which AeroGrow leases its headquarters office space from Pawnee.  The Third Addendum reduces the square footage leased by the Company from 16,184 sq. ft. to 9,868 sq. ft., reduces the current monthly base rent to $9,046 from $19,261, reduces the Company’s proportionate share of estimated building operating expenses, provides for 3.5% annual increases in the monthly base rent, reduces the security deposit held by Pawnee, and extends the Lease term to September 30, 2014 from January 31, 2012.  In addition, the Third Addendum provides for the repayment of past due rent and operating expenses totaling $116,401 on a scheduled basis through March 1, 2014, as further described under the caption “Lease Promissory Note” in Item 2.03 of this Current Report on Form 8-K.

Item 2.03  Creation of a Direct Financial Obligation

Credit Card Notes

On November 23, 2011, the Company closed on the private sale of $242,727 in Series 2011CC 17% secured promissory notes (the “November 23rd Closing”) backed by a portion of the Company’s prospective credit card receipts, (the “Credit Card Notes”) and a 1% share of the Company’s prospective monthly sales into the network marketing channel for a period of three years following the Company’s first sale into the network marketing channel (the “MLM Revenue Share”) (collectively, the “Credit Card Offering”).  Consideration for the Credit Card Notes issued on November 23, 2011 comprised $242,727 in cash.  After deducting $10,407 of placement agent sales commissions (5% on third-party investors, 3% on Company-referred investors and 0% on investments by officers and directors of the Company), net cash proceeds to the Company totaled $232,320.  In addition, the Company will be obligated to pay a deferred sales commission to the placement agent equal to 10% of the MLM Revenue Share paid to investors in the Credit Card Offering (with the deferred sales commission reduced to 6% for payments to Company-referred investors and 0% on payments to officers and directors), concurrently with the payment of the MLM Revenue Share.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2011, the Company entered into agreements (the “Reinvestment Agreements”) with thirteen investors in the Credit Card Offering, representing approximately 80% of the total amount of Credit Card Notes issued pursuant to the Credit Card Offering and prior to the November 23rd Closing.  Under the terms of the Reinvestment Agreements, the investors agreed to purchase additional Credit Card Notes at face value with the proceeds from payments made by the Company of principal and interest on the Credit Card Notes due on or about November 23, 2011, December 9, 2011, and December 23, 2011 (the “Reinvested Note Payments”).  Included in the November 23rd Closing were Reinvested Note Payments totaling $62,727.

As previously disclosed in Current Reports on Form 8-K filed with the SEC on October 21, 2011 and November 21, 2011, on October 17, 2011 and November 15, 2011, the Company closed on the sale of $1,183,976 in Credit Card Notes pursuant to the Credit Card Offering (the “Prior Closings”).  Consideration for the Prior Closings comprised $1,002,500 in cash and the conversion of $181,476 in other obligations of the Company, including $61,476 of deferred compensation owed to executive officers of the Company.  After deducting commissions and expenses paid to the placement agent, net cash proceeds to the Company from the Prior Closings totaled $970,962.

The obligation of the Company to repay the Credit Card Notes (from the Prior Closings and the November 23rd Closing) is severally guaranteed by Jack J. Walker, the Company’s Chairman (up to $445,845), J. Michael Wolfe, the Company’s President and CEO (up to $178,338), and H. MacGregor Clarke, the Company’s Chief Financial Officer (up to $89,169).

The Credit Card Notes bear interest at 17% per annum and have a final maturity of October 1, 2012.  20% of the Company’s daily credit card receipts will be held in escrow with First Western Trust Bank under an Escrow and Account Control Agreement to fund bi-weekly payments of principal and interest to the investors in the Credit Card Offering.

The Company intends to use the proceeds from the Credit Card Offering to invest in advertising and marketing programs to support its direct-to-consumer business, purchase inventory, provide other general working capital, and pay commissions and expenses related to the private offering  The issuance of the Credit Card Offering (including the terms and obligations of the Reinvestment Agreements) was conducted in reliance upon exemptions from registration requirements under the Securities Act of 1933 (the “Securities Act”), including, without limitation, those under Rule 506 of Regulation D (as promulgated under the Securities Act).  The Credit Card Offering was offered and sold only to investors who are, or the Company reasonably believed to be, “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act.  Because the Credit Card Offering has not been registered under the Securities Act, the securities sold in the Offering are “restricted securities” within the meaning of Rule 144 under the Securities Act, and investors will not be able to sell the securities in the United States absent an effective registration statement or an applicable exemption from registration.

Lease Promissory Note

On November 30, 2011, the Company executed a promissory note (the “Lease Promissory Note”) in the principal amount of $116,401 in favor of Pawnee.  The Lease Promissory Note details the terms and conditions pursuant to which the Company will pay to Pawnee past due rent and building operating expenses related to the Company’s headquarters lease.  The Lease Promissory Note carries an interest rate of 6% per annum for the first twelve months, and 8% per annum thereafter.  Payments of principal and interest are due on the first day of each month during the periods: (i) December 2011 through April 2012 (aggregate payments for the period of $45,000); (ii) November 2012 through April 2013 (aggregate payments for the period of $45,000); and (iii) November 2013 through March 2014 (aggregate payments for the period of $36,064, which amount will be reduced by $4,500 in the event that all payments due are made on a timely basis).  The Lease Promissory Note can be prepaid at any time, at the option of the Company, without penalty.  In the event of a default in payment, the interest rate would be increased to 15% per annum and Pawnee would have the option to (i) declare the Lease Promissory Note to be immediately payable, or (ii) add the accrued interest to the principal balance.

Item 9.01  Exhibits

(d)	Exhibits

10.5	Third Addendum, effective as of September 30, 2011, to the Lease dated July 27, 2006 by and between AeroGrow International, Inc. as Tenant and Pawnee Properties, LLC as Landlord

10.6	Promissory Note dated as of October 1, 2011 issued by AeroGrow International, Inc. in favor of Pawnee Properties, LLC

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission, particularly in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

By: /s/ H. MacGregor Clarke
H. MacGregor Clarke
Chief Financial Officer and Treasurer

DATED:  November 30, 2011